Exhibit 99.1

News From Aon

Aon Signs Agreements to Sell its U.S. Retirement Business to Aquiline and its Aon Retiree Health Exchange™ Business to Alight

–	Transactions provide further momentum on path to close proposed combination with Willis Towers Watson, which is designed to accelerate innovation on behalf of clients

–	Aon confirms $800 million of cost synergies[1] and expects the combination to create significant shareholder value

DUBLIN, 3 June 2021 – Aon plc (NYSE: AON), a leading global professional services firm providing a broad range of risk, retirement and health solutions, today announced the firm has signed definitive agreements to sell its U.S. retirement business to Aquiline and its Aon Retiree Health Exchange™ business to Alight for total gross consideration of $1.4 billion.

The agreements are intended to address certain questions raised by the U.S. Department of Justice in relation to the combination with respect to the markets in which these businesses are active. Aon and Willis Towers Watson continue to work toward obtaining regulatory approval in all relevant jurisdictions.

“These agreements further accelerate our momentum to close our proposed combination with Willis Towers Watson,” said Greg Case, Aon’s CEO. “These are very capable teams that have demonstrated exceptional dedication to our clients and our firm. I want to recognize their contributions and reinforce that we are confident they will have similar opportunities with Aquiline and Alight.”

The proposed combination of Aon and Willis Towers Watson would build on the firm’s track record of progress on key financial metrics and achievement over the past decade. As previously disclosed, the pending combination with Willis Towers Watson is expected to deliver:

•

Revenue growth, margin expansion through the delivery of better solutions, increased cash flow and earnings growth and a strong balance sheet, to generate attractive returns for shareholders in the future.

•	$800 million of cost synergies[1], taking into account announced divestitures and other potential remedies.

•	Allocation of any divestiture proceeds according to its Return on Invested Capital (ROIC) framework, in which the firm expects that share buyback will continue to be its highest return activity.

•	Accretion to adjusted EPS, reflecting the synergy potential of the combination, consistent with initially announced accretion projections in year three and over the long term.[2],[3]

Aon and Willis Towers Watson have previously announced the divestiture of Willis Re, a set of Willis Towers Watson corporate risk and broking and health and benefits services, and Aon’s retirement and investment business in Germany. Total 2020 revenue announced or offered to be divested, contingent on the combination, is $2.3 billion. Of the $2.3 billion, approximately 35% occurred in Q1, 23% in Q2, 18% in Q3, and 24% in Q4.

The U.S. retirement business Aquiline will acquire includes approximately 1000 colleagues and the agreement includes U.S. core retirement consulting, U.S. pension administration and the U.S.-based portion of Aon’s international retirement consulting business, along with many solutions and tools, including:

•	Benefit Index and SpecSelect

[1]

There are various material assumptions underlying the synergies, which may result in the synergies and other cost reductions being materially greater or less than estimated. The estimates should therefore be read in conjunction with the bases and assumptions for these synergy numbers, which are set out in Appendix I of the Rule 2.5 Announcement made on March 9th, 2020, along with the reports accompanying such statements in Appendix 4 and Appendix 5 to the Rule 2.5 Announcement.

[2]

This statement should not be construed as a profit forecast or interpreted to mean that the profits or earnings of Aon will necessarily match or be greater than or be less than those for the relevant preceding financial period or any other period.

[3]

Statements in this announcement that the combination of Aon and Willis Towers Watson is accretive to adjusted EPS should not be interpreted to mean that Aon earnings per share in the current or any future financial period will necessarily match or be greater than or be less than those for the relevant preceding financial period.

•	Risk Analyzer

•	DBCalc and YPR

•	Aon Pooled Employer Plan (PEP)

The agreement with Aquiline does not include Aon’s non-U.S. actuarial, non-U.S. pension administration or international retirement businesses based outside of the U.S.

Aquiline Capital Partners is a private investment firm based in New York and London that invests in companies across financial services, technology, business services, and healthcare. With $6.4 billion in assets under management, the firm has successfully invested in numerous businesses that help people plan and save for retirement.

“The retirement solutions sector is benefitting from an increased focus on long-term investment security and risk management of plans,” said Jeff Greenberg, Aquiline’s Chairman and CEO. “Aquiline’s significant experience across retirement and investments positions us to build on the strong business Aon has created. We look forward to working closely with the clients, management and colleagues of Aon’s U.S. retirement business to create further value for all stakeholders.”

The Aon Retiree Health Exchange™, which Alight will acquire, is an individual market solution that better supports employers and their retirees. It was the first retiree exchange to meet the National Council on Aging (NCOA) standards and continues to meet or exceed those rigorous standards of excellence in consumer education and health insurance brokerage services for people with Medicare.

Alight leverages its proprietary AI and data analytics to optimize business process as a service (BPaaS) to deliver superior outcomes for employees and employers across a comprehensive portfolio of services. Alight allows employees to enrich their health, wealth and work while enabling global organizations to achieve a high-performance culture. Helping clients of all sizes, including 70 percent of the Fortune 100, Alight’s 15,000 colleagues serve more than 30 million employees and family members.

All of the announced regulatory divestitures are contingent on the completion of the pending Aon and Willis Towers Watson combination, as well as other customary closing conditions. While Aon and WTW are working toward completing the proposed combination as soon as possible in the third quarter of 2021, the completion remains subject to the receipt of required regulatory approvals and clearances, including with respect to United States antitrust laws, as well as other customary closing conditions.

About Aon

Aon plc (NYSE: AON) is a leading global professional services firm providing a broad range of risk, retirement and health solutions. Our 50,000 colleagues in 120 countries empower results for clients by using proprietary data and analytics to deliver insights that reduce volatility and improve performance.

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About Aquiline

Aquiline Capital Partners, founded in 2005, is a private investment firm based in New York and London investing in businesses across financial services and technology, business services, and healthcare. The firm had $6.4 billion in assets under management as of March 31, 2021. For more information about Aquiline, its investment professionals, and its portfolio companies, please visit https://www.aquiline.com/.

Media Contacts

Aon - mediainquiries@aon.com, +1 833 751 8114

Aquiline - Nick Theccanat, ntheccanat@prosek.com, +1 281 546 0526

Statements Required by the Irish Takeover Rules

The directors of Aon accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors of Aon (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily match or be greater or lesser than those for the relevant preceding financial periods for Aon as appropriate. No statement in this announcement constitutes an asset valuation.

Safe Harbor Statement

This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations, the uncertainty surrounding the COVID-19 pandemic, Aon’s pending combination with Willis Towers Watson Public Limited Company (the “Combination”), and divestitures to be made in connection with the Combination. All statements other than statements of historical facts that address activities, events or developments that Aon expects or anticipates may occur in the future, including such things as its outlook, future capital expenditures, growth in commissions and fees, changes to the composition or level of its revenues, cash flow and liquidity, expected tax rates, business strategies, competitive strengths, goals, the benefits of new initiatives, growth of its business and operations, plans, references to future successes, and expectations with respect to the timing, closing and benefits of the Combination, including divestitures made in connection with the Combination, are forward-looking statements.

Also, when Aon uses words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “probably”, “potential”, “looking forward”, or similar expressions, it is making forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in or anticipated by the forward-looking statements: the possibility that the Combination, or divestitures made in connection with the Combination, will not be consummated in the expected timeframe, or at all; failure to obtain necessary regulatory approvals, to comply with the requirements related to such approvals, or to satisfy any of the other conditions to the Combination or divestitures made in connection with the Combination; general economic and political conditions in different countries in which Aon does business around the world, including the UK’s withdrawal from the European Union; changes in the competitive environment or damage to Aon’s reputation; fluctuations in exchange and interest rates that could influence revenue and expenses; changes in global equity and fixed income markets that could affect the return on invested assets; changes in the funding status of Aon’s various defined benefit pension plans and the impact of any increased pension funding resulting from those changes; the level of Aon’s debt limiting financial flexibility or increasing borrowing costs; rating agency actions that could affect Aon’s ability to borrow funds; volatility in Aon’s tax rate due to a variety of different factors, including U.S. tax reform; changes in estimates or assumptions on Aon’s financial statements; limits on Aon’s subsidiaries to make dividend and other payments to Aon; the impact of lawsuits and other contingent liabilities and loss contingencies arising from errors and omissions and other claims against Aon; the impact of, and potential challenges in complying with, legislation and regulation in the jurisdictions in which Aon operates, particularly given the global scope of Aon’s businesses and the possibility of conflicting regulatory requirements across jurisdictions in which Aon does business; the impact of any investigations brought by regulatory authorities in the U.S., Ireland, the UK and other countries; the impact of any inquiries relating to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws and with U.S. and non-U.S. trade sanctions regimes; failure to protect intellectual property rights or allegations that Aon infringes on the intellectual property rights of others; the effects of Irish law on Aon’s operating flexibility and the enforcement of judgments against Aon; the failure to retain and attract qualified personnel, whether as a result of the Combination, divestitures made in connection with the Combination or otherwise; international risks associated with Aon’s global operations; the effects of natural or man-made disasters, including the effects of COVID-19 and other health pandemics; the potential of a system or network breach or disruption resulting in operational interruption or improper disclosure of personal data; Aon’s ability to develop and implement new technology; the damage to Aon’s reputation among clients, markets or third parties; the actions taken by third parties that perform aspects of Aon’s business operations and client services; the extent to which Aon manages certain risks created in connection with the services, including fiduciary and investments, consulting, and other advisory services, among others, that Aon currently provides, or will provide in the future, to clients; Aon’s ability to continue, and the costs and risks associated with, growing, developing and integrating companies that it acquires or new lines of business; changes in commercial property and casualty markets, commercial premium rates or methods of compensation; changes in the health care system or Aon’s relationships with insurance carriers; Aon’s ability to implement initiatives intended to yield, and the ability to achieve, cost savings; Aon’s ability to realize the expected benefits from its restructuring plan; adverse effects on the market price of Aon’s securities and/or operating results for any reason, including, without limitation, because of a failure to consummate the Combination or the divestitures made in connection with the Combination; the failure to realize the expected benefits of the Combination (including anticipated revenue and growth synergies) in the expected timeframe, or at all; the failure to effectively integrate the combined businesses following the Combination; significant transaction and integration costs or difficulties in connection with the Combination, or divestitures made in connection with the Combination, and or unknown or inestimable liabilities; litigation associated with the Combination; the potential impact of the consummation of the Combination and divestures made in connection with the Combination on relationships, including with suppliers, customers, employees and regulators; and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak, including COVID-19) that affect the combined company following the consummation of the Combination.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for the year ended December 31, 2020 and the quarter ended March 31, 2021 are not necessarily indicative of results that may be expected for any future period, particularly in light of the continuing effects of the COVID-19 pandemic. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the Securities and Exchange Commission (the “SEC”). See Aon’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.